UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 7, 2002
                                                         ---------------


                               RADISYS CORPORATION

                Oregon              0-26844                    93-0945232
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(State or other jurisdiction of   (Commission                 (IRS Employer
incorporation or organization)      File No.)               Identification No.)


                 5445 NE Dawson Creek Drive, Hillsboro, OR 97124
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (503) 615-1100
                                 --------------
              (Registrant's telephone number, including area code)


                                    No Change
                                    ---------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.
                  --------

         99.1     Press release dated October 7, 2002.

Item 9.  Regulation FD Disclosure

         On October 7, 2002, RadiSys Corporation (the "Company") announced that Scott C. Grout has joined the Company as President and Chief Executive Officer and a member of the Board of Directors of the Company. The Company also announced that C. Scott Gibson was appointed Chairman of the Board of Directors of the Company. The Company's press release announcing these events is attached hereto as Exhibit 99.1.












































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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   October 7, 2002.

                                            RADISYS  CORPORATION



                                            By:/s/JULIA HARPER
                                               -----------------------
                                               Julia Harper
                                               Chief Financial Officer











































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
                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release dated October 7, 2002.